                                                                    EXHIBIT 99.4

                                BILL OF SALE (UK)

      THIS BILL OF SALE ("Bill of Sale"), dated as of January 21, 2005, is made by Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"), pursuant to the Asset Purchase Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms) (the "Asset Purchase Agreement"), dated as of January 21, 2005, by and among Sellers, Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales ("Purchaser"), Citel Technologies, Inc., a Delaware corporation, and MCK Canada Operations Inc., a corporation organized under the laws of British Columbia. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

      1. Sale, Transfer, Assignment, Delivery and Conveyance. Upon the terms and subject to the conditions of the Asset Purchase Agreement (which shall govern in the event of a conflict between the terms hereof and those set forth in the Asset Purchase Agreement), for value received, each Seller does hereby absolutely, unconditionally and irrevocably sell, transfer, assign, deliver and otherwise convey to Purchaser, all of such Sellers' right, title and interest in, to and under, and all obligations under or relating to, the Assets identified on Annex A hereto (the "Assets") (other than those Assets consisting of the assigned Contracts, which are addressed by the Assignment and Assumption Agreement, and other than the assigned Intellectual Property, which are addressed by the Copyright Assignment, the Domain Name Assignment, the Patent Assignment and the Trademark Assignment), free and clear of any Encumbrances other than Permitted Encumbrances.

      2. Power of Attorney. Each Seller hereby constitutes and appoints Purchaser the true and lawful agent and attorney in fact of such Seller, with full power of substitution and resubstitution, in whole or in part, in the name and stead of such Seller but on behalf and for the benefit of Purchaser and its successors and assigns, from time to time (a) to demand, receive and collect any and all of the Accounts Receivable purchased by Purchaser pursuant to the Asset Purchase Agreement and to give receipts and releases for and with respect to the same, or any part thereof; and (b) to institute and prosecute, in the name of such Seller or otherwise, any and all proceedings at law, in equity or otherwise, that Purchaser or its successors and assigns may deem proper in order to collect or reduce to possession any of the Accounts Receivable purchased by Purchaser pursuant to the Asset Purchase Agreement.

      3. Limitation of Representations. Sellers make no express or implied representations or warranties in this Bill of Sale of any kind whatsoever with respect to the Assets. This Bill of Sale in no way defeats, limits, alters, impairs, enhances or enlarges any right, obligation, claim or remedy under the Asset Purchase Agreement, including any rights the parties hereto may have under the representations, warranties and indemnities set forth therein.

      4. Counterparts. This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                                                               Bill of Sale (UK)

                                        1
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IN WITNESS WHEREOF, each Seller has caused this Bill of Sale to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:
Verso Technologies, Inc.                   MCK Communications, Inc. (NV)

By: /s/ Juliet M. Reising                  By:  /s/ Juliet M. Reising
    --------------------------------            ------------------------------
Name: Juliet M. Reising                    Name: Juliet M. Reising
      ------------------------------             -----------------------------
Title: Executive Vice President and        Title: Vice President
       Chief Financial Officer                   -----------------------------
       -----------------------------
MCK Communications, Inc. (DE)              MCK Telecommunications  Inc.

By: /s/ Juliet M. Reising                 By: /s/ Juliet M. Reising
    ------------------------------            ------------------------------
Name: Juliet M. Reising                   Name: Juliet M. Reising
      ----------------------------              ----------------------------
Title: Vice President                     Title: President
       ---------------------------               ---------------------------
Digital Techniques, Inc.

By: /s/ Juliet M. Reising
    ------------------------------
Name: Juliet M. Reising
      ----------------------------
Title: Vice President
       ---------------------------
                                                               Bill of Sale (UK)

                                        2
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                                     ANNEX A

                                     ASSETS

                 DESCRIPTION                                             LOCATION
Current (1 year) SW builds of all M2 branches   cgy01-fnp01/Departments/Engineering/QABuilds

All SW builds for Non M2 products               cgy01-fnp01/Departments/Engineering/Software/Products

Version Software Control Repository             cgy01-fnp01/Departments/Engineering/CVS

Firmware for all MCK Products                   cgy01-fnp01/Departments/Engineering/Hardware/fpga-pld

Firmware for all DTI Products                   ndm01-fnp01/Backup/DalNT/Engineering/Design

PCB fab information for all MCK products        cgy01-fnp01/Departments/Engineering/Hardware/Projects

PCB fab information for all DTI products        ndm01-fnp01/Backup/DalNT/Engineering/Design

Control Management application for
products/AVL/Documentation                      dB1Server

Defect description/resolution in ClearQuest     cgy01-cqs02/DB

ISO 9001:2000 company Quality Management
System                                          mcki

Design Milestone deliverables                   cgy01-fnp01/Departments/Projects/MCKgate/Products

User Documentation (MCK)                        cgy01-fnp01/Departments/Projects/User Documentation

User Documentation (DTI)                        Agile - dB1Server

Software Requirements and Use Case Analysis
(MCK)                                           cgy01-fnp01/Departments/Engineering/Software/SDF

Software Design Documents (DTI)                 ndm01-fnp01/Backup/DalNT/Engineering/Design

Hardware Design Documents (MCK)                 cgy01-fnp01/Departments/Engineering/Hardware/HW_Doc/HDD

Hardware Design Documents (DTI)                 ndm01-fnp01/Backup/DalNT/Engineering/Design

Schematic and Component layouts (MCK)           cgy01-fnp01/Departments/Engineering/Hardware/Projects

                                                               Bill of Sale (UK)

Schematic and Component layouts (DTI)           ndm01-fnp01/Backup/DalNT/Engineering/Design

EMI, EMC and Safety Reports (MCK and DTI)       Calgary Office - File Cabinets

Back-up tapes of nightly changes and complete
weekly                                          Calgary Office - IT File Cabinets

Back-up tapes of complete monthly               Dean Swanson - Home

                                                               Bill of Sale (UK)

                                        4